EXHIBIT 10.4

AMENDMENT NO. 1 TO PROMISSORY NOTES
THIS AMENDMENT NO. 1 (this “Amendment”), dated as of May 24, 2024 to the Promissory Notes (as defined below) is between APPLIED DIGITAL CORPORATION, an entity organized under the laws of the State of Nevada (the “Company”), and YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Holder”).
WITNESSETH
WHEREAS, reference is made to that certain Prepaid Advance Agreement, dated as of March 27, 2024 (the “March Agreement”), between the Company and the Holder and that certain Prepaid Advance Agreement, dated as of May 24, 2024 (the “May Agreement”), between the Company and the Holder;
WHEREAS, pursuant to May Agreement, the Company shall issue and sell to the Holder a convertible promissory note in the original principal amount of $42,131,579 (the “May Note”);
WHEREAS, pursuant to March Agreement, the Company issued and sold to the Holder a convertible promissory note on March 27, 2024 in the original principal amount of $40,000,000 (the “First Note”), and the Company issued and sold to the Holder a convertible promissory note on April 24, 2024 in the original principal amount of $10,000,000 (the “Second Note,” and collectively along with the First Note, the “Promissory Notes”); and
WHEREAS, the Company and the Holder desire to amend the Promissory Notes as set forth herein, effective as of the date hereof.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:
1.DEFINITIONS.
Any capitalized term used but not defined herein shall have the meaning given to such term in the Promissory Notes.
2.AMENDMENTS.
(a)Section 3(c)(iii) of each of the Promissory Notes is hereby deleted in its entirety and replaced with the following:
“(iii) Other Conversion Limitations. Except as set forth below, the Holder shall not submit Conversion Notices in respect of more than the Monthly Maximum Amount in any monthly period beginning on the first day of such month and ending on the last day of the same month. This Section (3)(c)(iii) shall not apply (i) at any time upon the occurrence and during the continuance of an Event of Default, and (ii) with respect to any Conversion Notice where the Conversion Price is equal to the Fixed Price. This Section (3)(c)(iii) may be waived with the written consent of the Company.
(b)The following additional definitions shall be added to the March Agreement Notes as follows:
“May Agreement” means the Prepaid Advance Agreement entered into between the Company and the Holder dated May 24, 2024.
“May Note” mean the promissory note issued pursuant to the May Agreement.
“Monthly Maximum Amount” shall mean, for any applicable period, $16,000,000 minus the aggregate amount of all conversions, if any, made pursuant to the May Note (other than conversions at the fixed price as set forth in such note) during the same period.”
3.RATIFICATION.
Except as specifically provided in this Amendment, all terms and provisions of the Promissory Notes shall remain unchanged and in full force and effect. The execution of this Amendment shall not directly or indirectly in any way whatsoever either (a) impair, prejudice, or otherwise adversely affect the parties’ right at any time to exercise any right, privilege, or remedy in connection with the Promissory Notes, (b) amend or alter any provision of the Promissory Notes (other than the amendments expressly provided for in this Amendment), or (c) constitute any course of dealing or other basis for altering any obligation of the parties or any right, privilege, or remedy of the parties under the Promissory Notes.
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IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.
COMPANY:

APPLIED DIGITAL CORPORATION

By: /s/ Wes Cummins
Name:    Wes Cummins
Title:    Chief Executive Officer

[Signature Page to Amendment No. 1 to Promissory Notes]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.
HOLDER:

YA II PN, LTD.

By:    Yorkville Advisors Global, LP
Its:    Investment Manager

By:    Yorkville Advisors Global II, LLC
Its:    General Partner

By:    /s/ Matt Beckman
Name:    Matt Beckman
Title: Member
[Signature Page to Amendment No. 1 to Promissory Notes]